Marketable Securities	12 Months Ended
Dec. 31, 2012
Marketable Securities

4. Marketable Securities

Marketable securities at December 31, 2012 and 2011, consisted of trading securities of $11.4 million and $10.3 million, respectively. Trading securities are carried at fair market value with unrealized gains and losses included in net income. These securities relate to a nonqualified deferred compensation plan held in trust for the benefit of plan participants. There were no significant realized or unrealized gains or losses for these securities for any of the periods presented.

We review the carrying value of investments to determine whether there is an other-than-temporary decline in the market value, which would require us to recognize an impairment loss. There were no other-than-temporary impairments of marketable securities in 2012 or 2011.